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                                                                   EXHIBIT 99.53

TOP 5 STATES            TOP 5 PROP         DOC TYPE                 PURPOSE              OCC CODES       ORIG PREPAY PENALTY
------------            ----------         --------                 -------              ---------       -------------------
CA 58.23%               SFR 70.84        Full 51.67%            PUPCHASE 48.10%         Owner 94.62%        0mo 20.77%
NY 5.17%                DPUD 10.67%      Full/Alt 3.61%         Cashout 37.14%          2nd Home 1.79%      6mo 0.02%
FL 4.14%                Condo 8.85%      Streamlined 18.48%     Rate/Term 14.76%        Invest. 3.59%       12mo 4.47%
MD 3.75%                2-4F 5.35%       Stated 14.54%                                                      24mo 52.75%
VA 3.45%                PUD 2.69%        Limited 8.58%                                                      36mo 21.99%
                                         Lite 3.10%
                                         NINA 0.01%